Exhibit 10.26
REAFFIRMATION AGREEMENT,
GENERAL RELEASE & COVENANT NOT TO SUE
     This Reaffirmation Agreement, General Release, and Covenant Not To Sue (“Agreement”) is entered into between Calumet GP, LLC, a Delaware limited liability company (“Calumet”) and Allan A. Moyes, III, a resident of the State of Indiana (“Moyes”), wherein the parties agree as follows:
     1. Incorporation of Terms of Prior Agreement. The Parties have entered into a prior Professional Services and Transition Agreement, attached to this Agreement as Exhibit A (“Prior Agreement”). The Parties specifically incorporate by reference Sections 5, 6, 7, 9, and 10 of the Prior Agreement.
     2. Definition. Throughout this Agreement, the term “Calumet” or “Company” when used alone, shall encompass the following: (a) Calumet GP, LLC, Calumet Specialty Products Partners, L.P., and any subsidiary, parent company, affiliated entity, related entity, predecessor entity, or division thereof; and (b) any current or former partner, officer, director, trustee, agent, employee, representative, insurer, or employee benefit or welfare program or plan (including the administrators, trustees, fiduciaries, and insurers of such program or plan) of an entity referenced in or encompassed by subparagraph 2(a).
     3. Employment. Moyes’ last day of employment shall be December 31, 2010. Because Moyes is receiving and has received certain considerations under the Prior Agreement, Moyes agrees not to seek, apply, or be considered for reemployment with Calumet.
     4. Severance and Other Consideration. Upon Moyes’ departure from Calumet GP, LLC and contingent upon Moyes executing this Agreement waiving any and all claims of any kind against Calumet through his date of separation, Calumet GP, LLC will provide the following:
(a)	Assuming Moyes is eligible to and elects to continue health care benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), 29 U.S.C. §1161, etseq., the Company will cover the applicable premiums for the first thirty-two (32) weeks of Moyes’ COBRA coverage at the same coverage level and the same cost level that was in effect for Moyes immediately preceding receipt of this Agreement, together with an amount reasonably determined by Calumet designed to ensure that the after-tax effect of the provision of such coverage to Moyes would be the same as if he were employed by Calumet. This benefit will be provided following satisfactory proof and verification that Moyes is eligible for and elected to continue COBRA benefits.
(b)	Calumet will transfer to Moyes the title to the 2009 Buick Enclave which he is currently using as a company car free and clear of all liens and encumbrances. Moyes shall be responsible for any costs and fees resulting from the title transfer.
The benefits provided by Calumet GP, LLC in this Section reflect consideration provided to Moyes over and above anything of value to which he already is entitled, and shall be subject to all appropriate taxes, deductions, and withholdings. Moyes confirms that there are no other benefits, wages, or payments that remain unpaid or owing (other than possible retirement or pension benefits, the eligibility and payment of which are governed by the applicable plans).
     5. General Release and Waiver. Moyes (for himself, his agents, assigns, heirs, executors, and administrators) releases and discharges Calumet from any claim, demand, action, or cause of action, known or unknown, which arose at any time from the beginning of time to the date he executes this Agreement, and waives all claims relating to, arising out of, or in any way connected with his interactions with the Company, his employment with Calumet GP, LLC or any predecessor, the cessation of his employment, or the compensation or benefits payable in connection with that employment or the cessation of that employment, including (without limitation) any claim, demand, action, or cause of action, including claims for attorneys’ fees, based on but not limited to: (a) Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000(e), etseq.; (b) The Americans With Disabilities Act of 1990, as amended, 42 U.S.C. § 12101, etseq.; (c) The Equal Pay Act, as amended, 29 U.S.C. § 206, etseq.; (d) The Lilly Ledbetter Fair Pay Act of 2009; (e) The Family and Medical Leave Act of 1993, 29 U.S.C. § 2601, etseq.; (f) the National Labor Relations Act, 29 U.S.C. § 151, etseq.; (g) The Employee Retirement Income Security

Act, as amended, 29 U.S.C. § 1001 etseq.; (h) The Fair Credit Reporting Act, as amended, 15 U.S.C. § 1681 etseq.; (i) The Civil Rights Act of 1866, 42 U.S.C. § 1981 etseq.; (j) The Age Discrimination in Employment Act (“ADEA”), 29 U.S.C. § 621, etseq.; (k) any agreement, representation, promise, understanding, policy, practice, plan, or potential entitlement (regardless of the source); (l) past or future wages, severance, compensation, vacation pay, benefits, bonuses, commissions, fringe benefits, or other forms of consideration, payment, or remuneration, except for claims to enforce payment of those sums explicitly identified in Paragraph 4; (m) The Indiana Civil Rights Law, Ind. Code 22-9-1, etseq.; (n) any wage law including, without limitation, The Indiana Wage Payment and Wage Claims Acts, Ind. Code 22-2-5-2, 22-2-2-4, 22-2-5-9, 22-2-9-1, etseq.; (o) any other federal, state, or local law, whether arising or emanating from statute, executive order, regulation, code, common law, or other source, including, but not limited to, all actions sounding in tort, contract, and/or any doctrine of good faith and fair dealing. Notwithstanding the foregoing, this Agreement is not intended to operate as a waiver of any retirement or pension benefits that are vested, the eligibility and entitlement to which shall be governed by the terms of the applicable plan. Moreover, nothing in this Paragraph or Agreement shall be interpreted to waive or extinguish any rights which — by express and unequivocal terms of law — may not under any circumstances be waived or extinguished or waive any right Moyes may have to indemnification under any Calumet policy, plan, by-law or insurance policy.
     6. Covenant Not to Sue. Moyes agrees that he will never sue or file a lawsuit against Calumet including, without limitation, any lawsuit concerning or in any way related to his employment with Calumet or its predecessors, the termination of that employment, the compensation or benefits payable in connection with his employment, or any other interaction or relationship with Calumet, and that no such suit is currently pending. Should Moyes violate any aspect of this Section 6, Moyes agrees that any suit shall be null and void, and must be summarily dismissed or withdrawn. Moyes also agrees that if a claim or charge of any kind should be raised, brought, or filed in his name or on his behalf, Moyes waives any right to, and agrees not to take, any resulting award. This Paragraph and this Agreement shall not operate to waive or bar any claim which — by express and unequivocal terms of law — may not under any circumstances be waived or barred. Moreover, this Agreement shall not operate to waive rights or claims under the ADEA if those rights or claims arise after the date Moyes signs this Agreement, nor preclude Moyes from challenging the validity of the Agreement under the ADEA or otherwise enforcing this Agreement or from pursuing any claim not released by paragraph 5 above.
     7. Company and Personal Property. Moyes affirms that, by the time he executes this Agreement, he has returned all equipment, documents, memoranda, records, files, notes, diskettes, credit cards, keys, computers, and any other matter or materials (from whatever source, including information electronically stored) that is the property of, or that was purchased or provided by, Calumet, including any copies of the foregoing.
     8. Conditions. Should Moyes ever breach any provision or obligation under this Agreement, the parties agree that the range of remedies includes the following:
(a)	Moyes shall pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys’ fees) incurred by Calumet following and/or as a result of Moyes’ breach if such breach is not cured or corrected to Calumet’s satisfaction within fourteen (14) days of Calumet mailing written notice of the breach to Moyes’ last known address.
(b)	Moyes shall forego and no longer be entitled to any sum or benefit remaining to be paid or conferred pursuant to this Agreement.
(c)	Moyes shall — upon written request by Calumet GP, LLC to do so — reimburse Calumet via certified check for the value of anything previously paid or provided by Calumet to Section 4, save $500. In the event this reimbursement provision is triggered, Moyes agrees that the remaining provisions of the Agreement shall remain in full force and effect.
Nothing in this Section is intended to limit or restrict any other rights or remedies Calumet may have by virtue of this Agreement or otherwise.
     9. Application. This Agreement shall apply to Moyes, as well as to Moyes’ heirs, executors, administrators, assigns, and successors. This Agreement also shall apply to, and inure to the benefit of, Calumet, the predecessors, successors, and assigns of Calumet GP, LLC, and each past, present, or future employee, agent, representative, officer, or director of Calumet GP, LLC.

     10. Disclaimer of Liability. This Agreement shall not be construed as an admission of liability or wrong-doing by either party but is entered into in an effort to provide Moyes with a transition package and part ways on an amicable basis.
     11. Effective Date. This Agreement may only be accepted during the 21-day period after Moyes receives this Agreement. In the event Moyes signs this Agreement within the twenty-one (21) days following his receipt of this Agreement, he shall have an additional seven (7) days to revoke the Agreement (with any revocation needing to be mailed and faxed to the attention of the Human Resources Department at Calumet GP, LLC; 2780 Waterfront Pkwy E. Dr., Suite 200, Indianapolis, IN 46204 (fax: 317-293-9725). This Agreement shall not become effective, and none of the benefits set forth in this Agreement will become due or payable, until after the Effective Date of this Agreement (the “Effective Date” being the first day after Moyes has executed the Agreement within the allotted 21-day period and the 7-day revocation period has expired without revocation being exercised).
     12. Complete Agreement. This Agreement sets forth the complete agreement between the parties relating to any and all payments or obligations owed or potentially owed to Moyes by Calumet and to the other subjects identified herein. Moyes acknowledges and agrees that, in executing this Agreement, he does not rely and has not relied upon any representations or statements not set forth herein made by Calumet with regard to the subject matter, basis, or effect of this Agreement, the benefits to which Moyes is or may be entitled, or any other matter. Notwithstanding the foregoing, nothing in this Agreement is intended to or shall limit, supersede, nullify, or affect any other duty or responsibility Moyes may have or owe to Calumet by virtue of any separate agreement or obligation (including, without limitation, the Professional Services and Transition Agreement dated November 2, 2009).

Knowledge and Understanding
     Moyes acknowledges under penalties of perjury that (a) Moyes received this Agreement on December 1, 2010; (b) Moyes has been and is hereby advised to consult with an attorney prior to executing this Agreement; (c) Moyes has been given a period of twenty-one (21) days within which to consider this Agreement; (d) Moyes has signed this Agreement free of duress or coercion; and (e) Moyes is fully aware of his rights, and has carefully read and fully understands all provisions of this Agreement before signing.
AGREED TO BY:

Allan A. Moyes, III	Calumet GP, LLC

/s/ Allan A. Moyes, III	By:	/s/ R. Patrick Murray, II

Signature		Signature

Allan A. Moyes, III		R. Patrick Murray, II (VP & CFO)

Printed Name		Printed Name

Dated: December 22, 2010		Dated: December 22, 2010

Exhibit A
PROFESSIONAL SERVICES AND TRANSITION AGREEMENT
     This Professional Services and Transition Agreement (“Agreement”) is entered into by and between Calumet GP, LLC a Delaware limited liability company (“Calumet”) and Allan A. Moyes, III, a resident of the State of Indiana (“Moyes”).
RECITALS
A.	Moyes is employed by Calumet in the position of Executive Vice President.
B.	The parties have agreed to terms which will permit Moyes to focus his day-to-day activities on special project-related activities and eventually conclude employment with Calumet.
C.	In consideration for and conditioned upon Moyes’ continued performance of services and eventual separation, Calumet has decided to offer certain benefits and other consideration described below to assist Moyes, conditioned upon Moyes (1) remaining employed in good standing through the anticipated date his employment will end; and (2) Moyes agreeing to forever release and dispose of all claims Moyes may have effective at the anticipated date his employment with Calumet will end.
AGREEMENT
     1. Definition. Throughout this Agreement, the term “Calumet” or “Company” when used alone, shall encompass the following: (a) Calumet, Calumet Specialty Products Partners, L.P., and any subsidiary, parent company, predecessor, affiliated entity, related entity, or division thereof; and (b) any current or former partner, officer, director, trustee, agent, employee, representative, insurer, or employee benefit or welfare program or plan (including the administrators, trustees, fiduciaries, and insurers of such program or plan) of an entity referenced in or encompassed by subSection 1(a).
     2. Transition of Services. Moyes will remain in the position of Executive Vice President through December 31, 2010 and shall perform such duties as shall be assigned from time-to-time by Calumet’s President and Chief Executive Officer or its Board of Directors. Moyes understands that, as a result of his executing this Agreement, his last day of service will be no later than December 31, 2010. Moyes further understands that but for his entering into this Agreement, his employment with Calumet would have ended no later than December 31, 2009. Because Moyes is receiving certain considerations under this Agreement, Moyes agrees not to seek, apply for, or be considered for reemployment with Calumet.
     3. Compensation During Transition Period and Other Consideration. In consideration for entering into this Agreement and compliance with the terms of this Agreement, Calumet shall provide Moyes with the following payments and other consideration:
(a)	Assuming he remains employed in good standing, (i.e., is not terminated for cause pursuant to Section 8 and does not voluntarily leave employment, become disabled, or die), and follows all Company policies and directives, Calumet will continue to pay Moyes an annual base salary in the amount currently in effect through December 31, 2010 pursuant to Calumet’s ordinary payroll schedule and practices and subject to all applicable taxes and payroll withholding obligations and similar deductions.
(b)	Assuming he remains employed in good standing, (i.e., is not terminated for cause pursuant to Section 8 and does not voluntarily leave employment, become disabled, or die), and follows all Company policies and directives, Moyes will be eligible to participate in any Calumet benefit plan(s) offered to similarly-situated employees, including the Cash Incentive Plan, the Executive Deferred Compensation Plan, the Long-Term Incentive Plan and any health or welfare plan, in which he is currently participating or otherwise eligible to participate, subject to the eligibility and other requirements and subject to Moyes paying the employee portion of any premiums or contributions required by the terms of the respective plans.

(c)	Assuming Moyes is eligible to and elects to continue health care benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), 29 U.S.C. §1161, et seq., Calumet will, beginning on January 1, 2011 cover or reimburse Moyes for the applicable premiums for the first 32 weeks of Moyes’ COBRA coverage at the same coverage level and the same cost level that was in effect for Moyes immediately preceding December 31, 2010, together with an amount reasonably determined by Calumet designed to ensure that the after-tax effect of the provision of such coverage to Moyes would be the same as if he were employed by Calumet. This benefit will be provided following satisfactory proof and verification that Moyes is eligible for and elected to continue COBRA benefits. Moyes acknowledges and agrees that this benefit will not be provided to him unless and until he signs a Reaffirmation Agreement, General Release and Covenant Not To Sue, in a form substantially similar to that attached as Exhibit A, waiving any and all claims of any kind against Calumet through his separation; and
(d)	Upon Moyes’ departure from Calumet and contingent upon Moyes executing the Reaffirmation Agreement, General Release and Covenant Not To Sue on or after his date of separation, Calumet will transfer to Moyes the title to the 2009 Buick Enclave which he is currently using as a company car free and clear of all liens and encumbrances.
The payments assumed by Calumet in Sections 3(a) — (d) above each respectively reflect consideration provided to Moyes over and above anything of value to which he already is entitled and shall be subject to all appropriate taxes, deductions, and withholdings. Moyes confirms that there are no other benefits, wages, or payments that remain unpaid or owing (other than possible retirement or pension benefits, the eligibility and payment of which are governed by the applicable plans).
     4. General Release and Waiver. In exchange for the above-described continued employment and other consideration, which Moyes acknowledges is in addition to anything which Moyes is otherwise entitled, Moyes (for himself, his agents, assigns, heirs, executors, and administrators) releases and discharges Calumet from any claim, demand, action, or cause of action, known or unknown, which arose at any time from the beginning of time to the date he executes this Agreement, and waives all claims relating to, arising out of, or in any way connected with his interactions with the Company, his employment with Calumet or any predecessor, the cessation of his employment, or the compensation or benefits payable in connection with that employment or the cessation of that employment, including (without limitation) any claim, demand, action, or cause of action, including claims for attorneys’ fees, based on but not limited to: (a) Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000(e), et seq.; (b) The Americans With Disabilities Act of 1990, as amended, 42 U.S.C. § 12101, et seq.; (c) The Equal Pay Act, as amended, 29 U.S.C. § 206, et seq.; (d) The Lilly Ledbetter Fair Pay Act of 2009; (e) The Family and Medical Leave Act of 1993, 29 U.S.C. § 2601, et seq.; (f) the National Labor Relations Act, 29 U.S.C. § 151, et seq.; (g) The Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; (h) The Fair Credit Reporting Act, as amended, 15 U.S.C. § 1681 et seq.; (i) The Civil Rights Act of 1866, 42 U.S.C. § 1981 et seq.; (j) The Age Discrimination in Employment Act (“ADEA”), 29 U.S.C. § 621, et seq.; (k) any agreement, representation, promise, understanding, policy, practice, plan, or potential entitlement (regardless of the source); (l) past or future wages, severance, compensation, vacation pay, benefits, bonuses, commissions, fringe benefits, or other forms of consideration, payment, or remuneration, except for claims to enforce payment of those sums explicitly identified in Section 3; (m) The Indiana Civil Rights Law, Ind. Code 22-9-1, et seq.; (n) any wage law including, without limitation, The Indiana Wage Payment and Wage Claims Acts, Ind. Code 22-2-5-2, 22-2-2-4, 22-2-5-9, 22-2-9-1, et seq.; (o) any other federal, state, or local law, whether arising or emanating from statute, executive order, regulation, code, common law, or other source, including, but not limited to, all actions sounding in tort, contract, and/or any doctrine of good faith and fair dealing. Notwithstanding the foregoing, this Agreement is not intended to operate as a waiver of any retirement or pension benefits that are vested, the eligibility and entitlement to which shall be governed by the terms of the applicable plan. Moreover, nothing in this Section or Agreement shall be interpreted to waive or extinguish any rights which — by express and unequivocal terms of law — may not under any circumstances be waived or extinguished or waive any right Moyes may have to indemnification under any Calumet policy, plan, by-law or insurance policy.
     5. Covenant Not to Sue. Moyes agrees that he will never sue or file a lawsuit against Calumet including, without limitation, any lawsuit concerning or in any way related to his employment with Calumet or its predecessors, the termination of that employment, the compensation or benefits payable in connection with his employment, or any other interaction or relationship with Calumet, and that no such suit is currently pending.

Should Moyes violate any aspect of this Section, Moyes agrees that any suit shall be null and void, and must be summarily dismissed or withdrawn. Moyes also agrees that if a claim or charge of any kind should be raised, brought, or filed in his name or on his behalf, Moyes waives any right to, and agrees not to take, any resulting award. This Section and this Agreement shall not operate to waive or bar any claim which — by express and unequivocal terms of law — may not under any circumstances be waived or barred. Moreover, this Agreement shall not operate to waive rights or claims under the ADEA if those rights or claims arise after the date Moyes signs this Agreement, nor preclude Moyes from challenging the validity of the Agreement under the ADEA or otherwise enforcing this Agreement or pursuing any claim not released by paragraph 4 above.
     6. Return of Property. Moyes agrees that upon his separation of employment, or sooner if demanded by Calumet, he will return all equipment, documents, memoranda, records, files, notes, diskettes, credit cards, keys, computers, and any other matter or materials (from whatever source, including information electronically stored) that is the property or, or was purchased or provided by, Calumet, including any copies of the foregoing.
     7. Non-Disclosure. Moyes agrees that: (a) Moyes will not use or disclose confidential, sensitive, or proprietary information concerning Calumet obtained by Moyes during his employment, or as a result of his position, with Calumet or its predecessors. For purposes of this Agreement, “confidential information” includes, without limitation, all materials and information (whether written or not) about Calumet’s current or former employees (including their compensation, benefits, or other personnel or personal information), contracts, business plans, customers, suppliers, products, services, pricing, promotions, processes, research, finances, purchasing, sales, marketing, accounting, costs, improvements, discoveries, software, business methods, formulae, inventions, quality, internal communications, production, output, profit margins, and/or any other aspect of Calumet’s business or operations which are not generally known by the public at large, which are not required to be disclosed by applicable law, and/or which provide Calumet with a competitive advantage; (b) Moyes will not make any legally impermissible statements or representations that disparage, demean, or impugn Calumet, including without limitation any legally impermissible statements impugning the personal or professional character of any director, officer, or employee for Calumet, nor will Moyes encourage or assist others to make any such statements or representations; and (c) Moyes will not directly or indirectly seek to cause any person or organization to discontinue or limit their current relationship with Calumet. Moyes agrees that the terms and requirements in this Section are reasonably necessary to protect the legitimate business interests of Calumet. Moyes acknowledges that disclosure of the confidential information described in this Section would cause irreparable harm to Calumet but in an amount incapable of precise determination. Should Moyes violate this Section, Calumet shall be entitled to injunctive relief in addition to any other available remedy or form of legal and equitable relief. Moyes further acknowledges that this non-disclosure provision is a material element of this Agreement and that consideration has been given for this provision.
     8. Termination of Agreement. Notwithstanding anything herein to the contrary, Calumet may immediately terminate this Agreement and Moyes’ employment prior to December 31, 2010 for cause upon written notice to Moyes. Calumet agrees that before it terminates this Agreement for cause under subSection (b), (c) or (d) below, it will give Moyes written notice of the reason(s) therefore and a reasonable opportunity for Moyes to correct or cure the problem. For purposes of this Agreement, the term “cause” shall be defined as a determination by Calumet that any one of the following events has occurred:
(a)	The conviction of or plea of guilty or no contest by Moyes of any crime constituting a felony, any crime involving moral turpitude, any crime involving controlled substances, or driving under the influence of alcohol or any other controlled substance;
(b)	A material breach by Moyes of this Agreement;
(c)	Conduct on the part of Moyes which is materially disruptive to Calumet;
(d)	Failure to meet performance goals (as determined by Calumet);
(e)	Insubordination;
(f)	Violation of Company policy, including but not limited to the Code of Business Conduct and Ethics, the Insider Trading Policy, and the Electronic Mail Usage and Public Internet Usage Policy.

(g)	Moyes’ death or permanent disability, with “permanent disability” being defined as a determination by Calumet in its sole discretion that Moyes is unable to perform the essential functions of his position (with or without reasonable accommodation) for a period of ninety (90) consecutive days, or for an aggregate of ninety (90) total days in any twelve month period.
     9. Severability. The parties expressly agree that the terms of this Agreement are reasonable and enforceable. Moreover, the provisions of this Agreement are severable, and the invalidity of any one or more provisions shall not affect or limit the enforceability of the remaining provisions. In the unlikely event that a court of competent jurisdiction determines that any of the terms, provisions, or covenants contained in this Agreement are unreasonable or unenforceable, the court shall limit the application of such term, provision, or covenant, or modify any such term, provision, or covenant, and proceed to enforce the Agreement as so limited or modified, to the maximum extent permitted by law.
     10. Applicable Law. This Agreement shall be interpreted, enforced, and governed under the laws of Indiana, the state in which Calumet is headquartered.
     11. Conditions. Should Moyes ever breach any provision or obligation under this Agreement, the parties agree that the range of remedies includes the following:
(a)	Moyes shall pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys’ fees) incurred by Calumet following and/or as a result of Moyes’ breach if such breach is not cured or corrected to Calumet’s satisfaction within fourteen (14) days of Calumet mailing written notice of the breach to Moyes’ last known address.
(b)	Moyes shall forego and no longer be entitled to any sum or benefit remaining to be paid or conferred pursuant to this Agreement.
(c)	Moyes shall — upon written request by Calumet to do so — reimburse Calumet via certified check for the value of anything previously paid or provided by Calumet pursuant to subSections 3 (c) and (d), save $300. In the event this reimbursement provision is triggered, Moyes agrees that the remaining provisions of the Agreement shall remain in full force and effect.
Nothing in this Section is intended to limit or restrict any other rights or remedies Calumet may have by virtue of this Agreement or otherwise.
     12. Application. This Agreement shall apply to Moyes, as well as to Moyes’ heirs, executors, administrators, assigns, and successors. This Agreement also shall apply to, and inure to the benefit of, Calumet, the predecessors, successors, and assigns of Calumet and each past, present, or future employee, agent, representative, officer, or director of Calumet.
     13. Disclaimer of Liability. This Agreement shall not be construed as an admission of liability or wrong-doing by either party but is entered into in an effort to provide Moyes with a severance package and part ways on an amicable basis.
     14. Effective Date. Moyes received an initial draft of this Agreement on or about October 12, 2009 and subsequently requested changes thereto. The parties agree that changes made to this Agreement shall not restart the running of the twenty-one (21) day period provided to Moyes for consideration of the initial draft of this Agreement. In the event Moyes signs this Agreement within the twenty-one (21) days following his receipt of the initial draft of the Agreement, he shall have an additional seven (7) days to revoke the Agreement (with any revocation needing to be mailed and faxed to the attention of the Human Resources Department at Calumet; 2780 Waterfront Pkwy E. Dr., Suite 200, Indianapolis, IN 46204 (fax: 317-293-9725). This Agreement shall not become effective, and none of the benefits set forth in this Agreement will become due or payable, until after the Effective Date of this Agreement (the “Effective Date” being the first day after Moyes has executed the Agreement within the allotted 21-day period and the 7-day revocation period has expired without revocation being exercised).

     15. Complete Agreement. This Agreement sets forth the complete agreement between the parties relating to any and all payments or obligations owed or potentially owed to Moyes by Calumet and to the other subjects identified herein. Moyes acknowledges and agrees that, in executing this Agreement, he does not rely and has not relied upon any representations or statements not set forth herein made by Calumet with regard to the subject matter, basis, or effect of this Agreement, the benefits to which Moyes is or may be entitled, or any other matter. Notwithstanding the foregoing, nothing in this Agreement is intended to or shall limit, supersede, nullify, or affect any other duty or responsibility Moyes may have or owe to Calumet by virtue of any separate agreement or obligation.
Knowledge and Understanding
     Moyes acknowledges under penalties of perjury that: (a) Moyes received an initial draft of this Agreement on October 12, 2009; (b) Moyes has been and is hereby advised to consult with an attorney prior to executing this Agreement; (c) Moyes has been given a period of twenty-one (21) days within which to consider this Agreement; (d) Moyes has signed this Agreement free of duress or coercion; and (e) Moyes is fully aware of his rights, and has carefully read and fully understands all provisions of this Agreement before signing.
AGREED TO BY:

Allan A. Moyes, III	Calumet GP, LLC

/s/ Allan A. Moyes, III	By:	/s/ R. Patrick Murray, II

Signature		Signature

Allan A. Moyes, III		R. Patrick Murray, II (VP & CFO)

Printed Name		Printed Name

Dated: November 2, 2009		Dated: November 2, 2009

EXHIBIT A
REAFFIRMATION AGREEMENT,
GENERAL RELEASE & COVENANT NOT TO SUE
     This Reaffirmation Agreement, General Release, and Covenant Not To Sue (“Agreement”) is entered into between Calumet GP, LLC, a Delaware limited liability company (“Calumet”) and Allan A. Moyes, III, a resident of the State of Indiana (“Moyes”), wherein the parties agree as follows:
     1. Incorporation of Terms of Prior Agreement. The Parties have entered into a prior Professional Services and Transition Agreement, attached to this Agreement as Exhibit A (“Prior Agreement”). The Parties specifically incorporate by reference Sections 5, 6, 7, 9, and 10 of the Prior Agreement.
     2. Definition. Throughout this Agreement, the term “Calumet” or “Company” when used alone, shall encompass the following: (a) Calumet GP, LLC, Calumet Specialty Products Partners, L.P., and any subsidiary, parent company, affiliated entity, related entity, predecessor entity, or division thereof; and (b) any current or former partner, officer, director, trustee, agent, employee, representative, insurer, or employee benefit or welfare program or plan (including the administrators, trustees, fiduciaries, and insurers of such program or plan) of an entity referenced in or encompassed by subparagraph 2(a).
     3. Employment. Moyes’ last day of employment shall be December 31, 2010. Because Moyes is receiving and has received certain considerations under the Prior Agreement, Moyes agrees not to seek, apply, or be considered for reemployment with Calumet.
     4. Severance and Other Consideration. Upon Moyes’ departure from Calumet GP, LLC and contingent upon Moyes executing this Agreement waiving any and all claims of any kind against Calumet through his date of separation, Calumet GP, LLC will provide the following:
(a)	Assuming Moyes is eligible to and elects to continue health care benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), 29 U.S.C. §1161, et seq., the Company will cover the applicable premiums for the first thirty-two (32) weeks of Moyes’ COBRA coverage at the same coverage level and the same cost level that was in effect for Moyes immediately preceding receipt of this Agreement, together with an amount reasonably determined by Calumet designed to ensure that the after-tax effect of the provision of such coverage to Moyes would be the same as if he were employed by Calumet. This benefit will be provided following satisfactory proof and verification that Moyes is eligible for and elected to continue COBRA benefits.
(b)	Calumet will transfer to Moyes the title to the 2009 Buick Enclave which he is currently using as a company car free and clear of all liens and encumbrances. Moyes shall be responsible for any costs and fees resulting from the title transfer.
The benefits provided by Calumet GP, LLC in this Section reflect consideration provided to Moyes over and above anything of value to which he already is entitled, and shall be subject to all appropriate taxes, deductions, and withholdings. Moyes confirms that there are no other benefits, wages, or payments that remain unpaid or owing (other than possible retirement or pension benefits, the eligibility and payment of which are governed by the applicable plans).
     5. General Release and Waiver. Moyes (for himself, his agents, assigns, heirs, executors, and administrators) releases and discharges Calumet from any claim, demand, action, or cause of action, known or unknown, which arose at any time from the beginning of time to the date he executes this Agreement, and waives all claims relating to, arising out of, or in any way connected with his interactions with the Company, his employment with Calumet GP, LLC or any predecessor, the cessation of his employment, or the compensation or benefits payable in connection with that employment or the cessation of that employment, including (without limitation) any claim, demand, action, or cause of action, including claims for attorneys’ fees, based on but not limited to: (a) Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000(e), et seq.; (b) The Americans With Disabilities Act of 1990, as amended, 42 U.S.C. § 12101, et seq.; (c) The Equal Pay Act, as amended, 29 U.S.C. § 206, et seq.; (d) The

Lilly Ledbetter Fair Pay Act of 2009; (e) The Family and Medical Leave Act of 1993, 29 U.S.C. § 2601, et seq.; (f) the National Labor Relations Act, 29 U.S.C. § 151, et seq.; (g) The Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; (h) The Fair Credit Reporting Act, as amended, 15 U.S.C. § 1681 et seq.; (i) The Civil Rights Act of 1866, 42 U.S.C. § 1981 et seq.; (j) The Age Discrimination in Employment Act (“ADEA”), 29 U.S.C. § 621, et seq.; (k) any agreement, representation, promise, understanding, policy, practice, plan, or potential entitlement (regardless of the source); (l) past or future wages, severance, compensation, vacation pay, benefits, bonuses, commissions, fringe benefits, or other forms of consideration, payment, or remuneration, except for claims to enforce payment of those sums explicitly identified in Paragraph 4; (m) The Indiana Civil Rights Law, Ind. Code 22-9-1, et seq.; (n) any wage law including, without limitation, The Indiana Wage Payment and Wage Claims Acts, Ind. Code 22-2-5-2, 22-2-2-4, 22-2-5-9, 22-2-9-1, et seq.; (o) any other federal, state, or local law, whether arising or emanating from statute, executive order, regulation, code, common law, or other source, including, but not limited to, all actions sounding in tort, contract, and/or any doctrine of good faith and fair dealing. Notwithstanding the foregoing, this Agreement is not intended to operate as a waiver of any retirement or pension benefits that are vested, the eligibility and entitlement to which shall be governed by the terms of the applicable plan. Moreover, nothing in this Paragraph or Agreement shall be interpreted to waive or extinguish any rights which — by express and unequivocal terms of law — may not under any circumstances be waived or extinguished or waive any right Moyes may have to indemnification under any Calumet policy, plan, by-law or insurance policy.
     6. Covenant Not to Sue. Moyes agrees that he will never sue or file a lawsuit against Calumet including, without limitation, any lawsuit concerning or in any way related to his employment with Calumet or its predecessors, the termination of that employment, the compensation or benefits payable in connection with his employment, or any other interaction or relationship with Calumet, and that no such suit is currently pending. Should Moyes violate any aspect of this Section 6, Moyes agrees that any suit shall be null and void, and must be summarily dismissed or withdrawn. Moyes also agrees that if a claim or charge of any kind should be raised, brought, or filed in his name or on his behalf, Moyes waives any right to, and agrees not to take, any resulting award. This Paragraph and this Agreement shall not operate to waive or bar any claim which — by express and unequivocal terms of law — may not under any circumstances be waived or barred. Moreover, this Agreement shall not operate to waive rights or claims under the ADEA if those rights or claims arise after the date Moyes signs this Agreement, nor preclude Moyes from challenging the validity of the Agreement under the ADEA or otherwise enforcing this Agreement or from pursuing any claim not released by paragraph 5 above.
     7. Company and Personal Property. Moyes affirms that, by the time he executes this Agreement, he has returned all equipment, documents, memoranda, records, files, notes, diskettes, credit cards, keys, computers, and any other matter or materials (from whatever source, including information electronically stored) that is the property of, or that was purchased or provided by, Calumet, including any copies of the foregoing.
     8. Conditions. Should Moyes ever breach any provision or obligation under this Agreement, the parties agree that the range of remedies includes the following:
(a)	Moyes shall pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys’ fees) incurred by Calumet following and/or as a result of Moyes’ breach if such breach is not cured or corrected to Calumet’s satisfaction within fourteen (14) days of Calumet mailing written notice of the breach to Moyes’ last known address.
(b)	Moyes shall forego and no longer be entitled to any sum or benefit remaining to be paid or conferred pursuant to this Agreement.
(c)	Moyes shall — upon written request by Calumet GP, LLC to do so — reimburse Calumet via certified check for the value of anything previously paid or provided by Calumet to Section 4, save $500. In the event this reimbursement provision is triggered, Moyes agrees that the remaining provisions of the Agreement shall remain in full force and effect.
Nothing in this Section is intended to limit or restrict any other rights or remedies Calumet may have by virtue of this Agreement or otherwise.
     9. Application. This Agreement shall apply to Moyes, as well as to Moyes’ heirs, executors, administrators, assigns, and successors. This Agreement also shall apply to, and inure to the benefit of, Calumet, the predecessors, successors, and assigns of Calumet GP, LLC, and each past, present, or future employee, agent, representative, officer, or director of Calumet GP, LLC.
     10. Disclaimer of Liability. This Agreement shall not be construed as an admission of liability or wrong-doing by either party but is entered into in an effort to provide Moyes with a transition package and part ways on an amicable basis.
     11. Effective Date. This Agreement may only be accepted during the 21-day period after Moyes receives this Agreement. In the event Moyes signs this Agreement within the twenty-one (21) days following his receipt of this Agreement, he shall have an additional seven (7) days to revoke the Agreement (with any revocation needing to be mailed and faxed to the attention of the Human Resources Department at Calumet GP, LLC; 2780 Waterfront Pkwy E. Dr., Suite 200, Indianapolis, IN 46204 (fax: 317-293-9725). This Agreement shall not become effective, and none of the benefits set forth in this Agreement will become due or payable, until after the Effective Date of this Agreement (the “Effective Date” being the first day after Moyes has executed the Agreement within the allotted 21-day period and the 7-day revocation period has expired without revocation being exercised).
     12. Complete Agreement. This Agreement sets forth the complete agreement between the parties relating to any and all payments or obligations owed or potentially owed to Moyes by Calumet and to the other subjects identified herein. Moyes acknowledges and agrees that, in executing this Agreement, he does not rely and has not relied upon any representations or statements not set forth herein made by Calumet with regard to the subject matter, basis, or effect of this Agreement, the benefits to which Moyes is or may be entitled, or any other matter. Notwithstanding the foregoing, nothing in this Agreement is intended to or shall limit, supersede, nullify, or affect any other duty or responsibility Moyes may have or owe to Calumet by virtue of any separate agreement or obligation (including, without limitation, the Professional Services and Transition Agreement dated _____ 2009).
Knowledge and Understanding
     Moyes acknowledges under penalties of perjury that (a) Moyes received this Agreement on _____ 2010; (b) Moyes has been and is hereby advised to consult with an attorney prior to executing this Agreement; (c) Moyes has been given a period of twenty-one (21) days within which to consider this Agreement; (d) Moyes has signed this Agreement free of duress or coercion; and (e) Moyes is fully aware of his rights, and has carefully read and fully understands all provisions of this Agreement before signing.
AGREED TO BY:

Allan A. Moyes, III	Calumet GP, LLC

By:

Signature		Signature

Printed Name		Printed Name

Dated:	Dated: